                                                                 EXHIBIT 10.32.7

                                SEVENTH AMENDMENT

      THIS SEVENTH AMENDMENT (this "Amendment") is made and entered into as of the 1st day of January, 2002 (with an effective date determined in accordance with Section 9 below, the "Seventh Amendment Effective Date"), by and among KNOLOGY Broadband, Inc. (f/k/a KNOLOGY Holdings, Inc.), a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor identified on the signature pages hereto, as borrowers (the "Borrowers" and collectively with the Guarantor, the "Loan Parties"), the Lenders referred to in the Credit Agreement defined below, and First Union National Bank, a national banking association, as Administrative Agent for the Lenders.

                              Statement of Purpose

      Pursuant to the Credit Agreement dated as of December 22, 1998 (as amended hereby and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") by and among the Borrowers, the Guarantor, the Lenders and the Administrative Agent, the Lenders agreed to extend certain credit facilities to the Borrowers.

      The Guarantor has requested the Administrative Agent and the Required Lenders consent to the incurrence by the Guarantor of the Junior KNOLOGY Debt (as hereinafter defined) from the ultimate parent of the Loan Parties, KNOLOGY, Inc. (the "Subordinated Creditor"); such debt to be evidenced by the Intercompany Credit Facility Note (as hereinafter defined). The Junior KNOLOGY Debt shall be subordinated in right and time of payment to the full and final payment in cash and discharge of the Obligations of the Borrowers to the Lenders and termination of the Commitments under the Credit Agreement.

      As of the Seventh Amendment Effective Date, and in connection with the Guarantor obtaining the Junior KNOLOGY Debt, the Aggregate Commitment of the Lenders under the Credit Agreement will be reduced to $22,750,000. The Lenders will thereafter further reduce the Aggregate Commitment, on the terms and conditions set forth herein.

      Subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed to consent to the terms of the Junior KNOLOGY Debt and to amend the Credit Agreement as follows.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. All capitalized terms used and not defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

      SECTION 2. Consent to Terms and Conditions of the Subordinated Debt. Notwithstanding Section 10.10 of the Credit Agreement, the Lenders and the Administrative Agent hereby consent to the terms and conditions and amount of the Junior

KNOLOGY Debt, as set forth in the Intercompany Credit Facility Note in the form and amounts attached hereto as Exhibit A. Upon the effectiveness of the consent set forth in this Section 2, the Junior KNOLOGY Debt shall be Subordinated Debt for purposes of the Credit Agreement.

      SECTION 3. Amendments to Article I of the Credit Agreement. Section 1.1 is hereby amended by:

      (a) Deleting the definition of Aggregate Commitment set forth in such section and inserting the following definition in lieu thereof:

      "'Aggregate Commitment" means the aggregate amount of the Lenders Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. As of the Seventh Amendment Effective Date, the Aggregate Commitment shall be $22,750,000."

      (b) Adding the following definitions to such Section 1.1 in the appropriate alphabetical order:

      "Intercompany Credit Facility Note" means the promissory note in the amount of $34,500,000 dated as of January 1, 2002, executed by the Guarantor in favor of the Subordinated Creditor in the form attached hereto as Exhibit A, as amended, restated, supplemented or modified from time to time, to the extent permitted by the Intercreditor and Subordination Agreement."

      "Intercompany Loan Guaranty Agreement" means the intercompany loan guaranty agreement dated as of January 1, 2002, executed by any Subsidiary of the Guarantor, in favor of the Subordinated Creditor for the purpose of guaranteeing the payment of the Junior KNOLOGY Debt in each case, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Mortgages" means the collective reference to any mortgage or deed of trust granted by the Guarantor or any Subsidiary thereof to secure the payment of the Junior KNOLOGY Debt, in each case, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Pledge Agreement" means the intercompany pledge agreement dated as of January 1, 2002, executed by the Guarantor and certain of its Subsidiaries to secure the payment of the Junior KNOLOGY Debt, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Security Agreement" the intercompany security agreement dated as of January 1, 2002, executed by the Guarantor and certain of its Subsidiaries to secure the payment of the Junior KNOLOGY Debt, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Junior KNOLOGY Debt" means all obligations and any other presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of Guarantor owing to the Subordinated Creditor and evidenced by the Intercompany Credit Facility Note, whether direct or indirect, whether contingent or of any other nature, character, or description and any refinancings, renewals, refundings, or extensions of such amounts in accordance with this Agreement.

      "Junior KNOLOGY Debt Security Documents" means the collective reference to the Intercompany Security Agreement,, the Intercompany Pledge Agreement, the Intercompany Loan Guaranty, the Intercompany Mortgages and each other agreement or writing pursuant to which the Guarantor or any Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Junior KNOLOGY Debt or any such Person purports to guaranty the payment and/or performance of the Junior KNOLOGY Debt.

      `"Intercreditor and Subordination Agreement" means that certain intercreditor and subordination agreement (delivered in connection with the Seventh Amendment) by and among Subordinated Creditor, First Union National Bank, as Administrative Agent on behalf of the Lenders, the Guarantor and the Borrowers, as amended, restated, supplemented or modified from time to time."

      "Seventh Amendment" means the Seventh Amendment to the Credit Agreement executed by the Guarantor, the Borrowers and the Administrative Agent and dated as of January 1 , 2002."

      "Seventh Amendment Effective Date" shall have the meaning assigned thereto in the Seventh Amendment.

      `"Subordinated Creditor" shall have the meaning assigned thereto in the Seventh Amendment."

      SECTION 4. Amendments to Article II of the Credit Agreement. Section 2.5(b) is hereby amended by inserting the following sub-section at the end of that Section:

      "(iv) The Junior KNOLOGY Debt. As of the date that the aggregate outstanding amount of the Junior KNOLOGY Debt equals or exceeds $22,500,000 (the "Additional Aggregate Commitment Reduction Date"), the Aggregate Commitment shall immediately and automatically be reduced to the lesser of (A) $15,500,000 or (B) the aggregate amount of all outstanding Extensions of Credit."

      SECTION 5. Amendment to Article VII. Article VII is hereby amended by inserting the following parenthetical immediately following

      ", which such Officer's Compliance Certificate shall include a statement setting forth the outstanding balances of the Intercompany Credit Facility Note as of the date of such Officer's Compliance Certificate."

      SECTION 6. Amendments to Article VIII. Article VIII is hereby amended by inserting the following new Section 8.16 immediately following Section 8.15:

      "Section 8.16 Junior KNOLOGY Debt:

            (a) Notice of Intent to Incur Junior KNOLOGY Debt. Provide written notice to the Administrative Agent, at least three Business Days before incurring any loans under the Junior KNOLOGY Debt which would result in the occurrence of the Additional Aggregate Commitment Reduction Date; and

            (b) Contribution of the Junior KNOLOGY Debt. Promptly upon receipt by the Guarantor of the Junior KNOLOGY Debt, the Guarantor shall cause such proceeds to be contributed to on or more of the Borrowers (i) as additional capital or (ii) in the form of Intercompany Debt, such Debt to be evidenced by a note in form and substance satisfactory to the Administrative Agent, which note shall be promptly be pledged and delivered to the Administrative Agent in accordance with the Security Agreement."

      SECTION 7. Amendments to Article X of the Credit Agreement.

      (a) Section 10.1 of the Credit Agreement is hereby amended by inserting the following proviso following the word Debt in such section:

      "; provided, that no loans can be incurred with respect to the Junior KNOLOGY Debt to the extent that (i) a Default or Event of Default has occurred and is continuing on the date of any proposed incurrence or a Default or Event of Default would result from such incurrence, (ii) any proposed incurrence would not be permitted under Section 4.03 of the Senior Discount Notes and (iii) notice of such incurrence was not provided to the Administrative Agent in accordance with Section 8.16(a), if applicable."

      (b) Section 10.3 of the Credit Agreement is amended by (i) deleting the word and at the end of sub-section 10.3(p); (ii) deleting the period and inserting "; and" in lieu thereof after the number $5,000,000 in the last line of sub-section (q), and (iii) inserting the following clause as a new section 10.3(r):

            "(r) Liens on the assets of any Loan Party arising under the Junior KNOLOGY Debt Security Documents and securing the Junior KNOLOGY Debt; provided, however, that (i) the Administrative Agent shall have approved, in its sole discretion, the terms and conditions of each of the Junior KNOLOGY Debt Security Documents and (ii) such Liens shall at all times be subordinate in priority to the Liens on behalf of the Lenders under the Credit Agreement and the other

      Loan Documents, all as more fully set forth in the Intercreditor and Subordination Agreement."

      SECTION 8. Amendments to Article XIV. Section 14.1(b) of the Credit Agreement is amended by deleting the name and address of Hogan & Hartson, LLP and inserting the following address in lieu thereof:

      Alston & Bird, LLP
      One Atlanta Center
      1201 West Peachtree Street
      Atlanta, GA 30309-3424
      Attention:  Richard Grice, Esq.
      Telephone Number: (404) 881-7000
      Telecopy Number: (404) 881-7777

      SECTION 9. Conditions to Effectiveness.

      The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

      (a) Intercreditor and Subordination Agreement. The Administrative Agent shall have received final executed copies of the Intercreditor and Subordination Agreement.

      (b) Intercompany Credit Facility Note. The Administrative Agent shall have received a final executed copy of the Intercompany Credit Facility Note in the form attached hereto as Exhibit A.

      (c) Junior KNOLOGY Debt Security Documents. The Administrative Agent shall have received and approved final executed copies of the Intercompany Security Agreement, the Intercreditor Pledge Agreement, and the Intercompany Loan Guaranty (including all certificates, instruments and other documents delivered in connection therewith).

      (d) Opinion of Counsel to the Borrowers. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, an opinion of counsel to the Borrowers opining to such matters as are reasonably requested by the Administrative Agent.

      (e) Certificate of Secretary of the Borrowers and the Guarantor. The Administrative Agent shall have received a short-form certificate of the secretary or assistant secretary of each of the Borrowers and the Guarantor dated as of the Seventh Amendment Effective Date certifying on behalf of the Borrowers and the Guarantor, (i) that such Borrowers' or Guarantor's certificate of incorporation and bylaws previously delivered to the Administrative Agent in connection with the Credit Agreement have not been repealed, revoked, rescinded or amended since such previously delivery date and (ii) as to the incumbency and genuineness of the signature pages of each officer of the Borrowers executing this Amendment. In addition, with respect to the Guarantor only, the Administrative Agent shall have received a recent certificate of Good Standing from the Guarantor's state of incorporation.

      SECTION 10. Effective Date of the Amendment. Upon the satisfaction of the foregoing, this Amendment shall be deemed to have an effective date as of January 1, 2002.

      SECTION 11. Effect of Amendment. Except as expressly waived, amended, or otherwise modified hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The amendments and consent granted in this Amendment are specific and limited and shall not constitute any further amendment of the Credit Agreement or any modification, acceptance or waiver of any other provision of or default under the Credit Agreement or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein. The execution and delivery of this Amendment shall not constitute an agreement by the Administrative Agent or any Lender to enter into any other amendment, restatement, waiver or other modification with regard to any Loan Document.

      SECTION 12. Representations and Warranties/No Default. By their execution hereof, the Borrowers and the Guarantor hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing. By its execution hereof, the Guarantor hereby represents and warrants that the proceeds of the Junior KNOLOGY Debt incurred prior to the date of the Seventh Amendment were received by certain of the Borrowers from the Guarantor.

      SECTION 13. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Administrative Agent.

      SECTION 14. Confirmation of Guaranty; Confirmation of all Loan Documents. The Guarantor hereby acknowledges and consents to the terms of this Amendment and confirm that its obligations under the Guaranty shall remain in full force and effect.

      SECTION 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

      SECTION 16. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                    KNOLOGY OF COLUMBUS, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                          ------------------------------


[CORPORATE SEAL]                    KNOLOGY OF MONTGOMERY, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF PANAMA CITY, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF AUGUSTA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[CORPORATE SEAL]                    KNOLOGY OF CHARLESTON, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF SOUTH CAROLINA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF ALABAMA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF FLORIDA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF HUNTSVILLE, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[CORPORATE SEAL]                    KNOLOGY OF TENNESSEE, INC., as
                                    Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                           [SIGNATURE PAGES CONTINUE]

The undersigned hereby executes this Amendment solely to acknowledge and agree to be bound by the amended provisions of Article VI, VIII and X, but in no way by becoming a signatory hereto shall the undersigned become obligated for the repayment of the Loans, Obligations or the payment of any other sum referred to herein or in any Loan Document or incur any liability as a Borrower or Guarantor hereunder or under any Loan Document or have any Obligation to pledge any of its assets pursuant to the Loan Documents. Notwithstanding the foregoing, the parties hereto agree that the occurrence of any event with regard to KNOLOGY of Georgia, Inc. that would constitute a Default or Event of Default if such event occurred with respect to any other Loan Party shall constitute a Default or Event of Default, if applicable.


[COPORATE SEAL]                     KNOLOGY OF GEORGIA, INC., as Borrower

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


                           [SIGNATURE PAGES CONTINUE]

[CORPORATE SEAL]                    TTE, INC., as Borrower


                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [SIGNATURE PAGES CONTINUE]

[CORPORATE SEAL]                    KNOLOGY Broadband, Inc., as Guarantor

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                                [SIGNATURE PAGES CONTINUE]

                                    FIRST UNION NATIONAL BANK, as
                                      Administrative Agent and Lender

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


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